PROVISIONS	12 Months Ended
Dec. 31, 2020
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
PROVISIONS	PROVISIONS
The following table presents the change in the decommissioning liabilities for Brookfield Renewable:

(MILLIONS)	2020	2019
Balance, beginning of the year	$504	$394
Acquisitions through business combinations	23	38
Reduction arising from payments/derecognition	—	(8)
Accretion	17	17
Changes in estimates	94	61
Foreign exchange	7	2
Balance, end of the year	$645	$504
Brookfield Renewable has recorded decommissioning retirement obligations associated with certain power generating assets. The decommissioning retirement obligation has been established for hydroelectric, wind and solar operation sites that are substantially expected to be restored between the years 2031 to 2054. The estimated cost of decommissioning activities is based on a third-party assessment.
For details on other legal provisions, please refer to Note 29 – Commitments, contingencies and guarantees.